                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 16, 1998

                                 ---------------

                               CALPINE CORPORATION

               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            DELAWARE                         033-73160                       77-0212977
---------------------------------- ------------------------------- --------------------------------
  (State or other jurisdiction        (Commission File Number)              (IRS Employer
        of incorporation)                                                Identification No.)

             50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA 95113
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 995-5115


                                 ---------------

                                      NONE

                                 ---------------

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On July 21, 1998, the registrant announced in a press release that it has completed a Rule 144A offering of an additional $100 million principal amount of 7 7/8% Senior Notes Due 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.          EXHIBIT
99                   Press Release dated July 21, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CALPINE CORPORATION



DATE: July 30, 1998                    By: /s/ Ann B.Curtis
                                          -----------------------------
                                          Name:   Ann B. Curtis
                                          Title:  Senior Vice President

                                  EXHIBIT INDEX

EXHIBIT NO.          EXHIBIT
99                   Press Release dated July 21, 1998.


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NEWS RELEASE CONTACT:  CALPINE (408) 995-5115
Public Relations       Katherine Potter ext. 1168
Investor Relations     Rick Barazza ext. 1125


         CALPINE COMPLETES $100 MILLION OF 7 7/8% SENIOR NOTES DUE 2008



         (SAN JOSE, CA)--July 21, 1998--Calpine Corporation [NYSE:CPN], the San Jose, CA-based power company, today announced that it has completed its offering of an additional $100 million principal amount of 7 7/8% Senior Notes Due 2008.

         The Senior Notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

         Calpine Corporation is a leading independent power company providing customers with electricity and thermal energy. Calpine currently has 4,400 megawatts of capacity in operation, under construction or in development in 10 states. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.